UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

PepperLime Health Acquisition Corporation
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PepperLime Health Acquisition Corporation
548 Market Street, Suite 97425
San Francisco, California 94104
PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING
OF
PEPPERLIME HEALTH ACQUISITION CORPORATION
Dear Shareholders of PepperLime Health Acquisition Corporation:
You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of PepperLime Health Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), to be held on August [   •   ], 2023 at 10:00 a.m., Pacific time, at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111 and online via live webcast at https://www.cstproxy.com/[   •   ] (the “general meeting”), or at such other time, on such other date and at such other place to which the general meeting may be postponed or adjourned, and you will also be able to attend the general meeting via teleconference, to vote, and submit your questions during the general meeting using the following dial-in information:
Telephone access:
Within the U.S.:
1 877-[   •   ] (toll-free)
Outside of the U.S.:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
Shareholders are encouraged to attend the general meeting via live webcast or teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. The accompanying proxy statement is dated July [   •   ], 2023, and is first being mailed to shareholders of the company on or about July [   •   ], 2023.
Even if you are planning on attending the general meeting via live webcast or teleconference, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy. It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. Instructions on how to vote your shares are in the accompanying proxy statement and the other proxy materials you received for the general meeting.
The general meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — as a special resolution, to approve the extension of the date by which the company must consummate an initial business combination (“business combination”) from October 19, 2023 (the “termination date”) to April 19, 2024, comprised of an initial three-month extension and three subsequent one-month extensions (each an “extension”), for a total of six months after the termination date (assuming the company’s business combination has not occurred), by amending the company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying proxy statement (the “extension amendment” and the end date of each extension referred to herein as the “extended date”) (the “extension proposal”).

2.
Proposal No. 2 — The Conversion Proposal — as a special resolution, to amend the company’s charter in the form set forth in Annex A of the accompanying proxy statement, to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination (the “conversion proposal”).

3.
Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal or the conversion proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal or the conversion proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting.

Each of the proposals is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.
The purpose of the extension proposal is to give us additional time to complete the business combination. The company’s current Amended and Restated Memorandum and Articles of Association (the “current charter”) provides that the company has until October 19, 2023 (the “termination date”) to complete a business combination. Our board of directors (the “board”) currently believes that there will not be sufficient time to complete a business combination by October 19, 2023. Therefore, our board has determined that it is in the best interests of the company and its shareholders to amend its current charter to extend the time it has to complete a business combination (the “combination period”) to April 2024 (if extended to the full extent) in order to provide our shareholders with the chance to participate in an investment opportunity. If the extension proposal is approved, the company will have the right to extend the combination period for a total of up to four times, with an initial three-month extension, and then three additional one-month extensions for a total of six months after the termination date up to April 19, 2024 (if extended to the full extent), provided that in connection with each extension, the Company or PepperOne LLC, the company’s sponsor (the “sponsor”) (or its affiliates or permitted designees) agrees to deposit into the trust account (A) for the initial three (3) month extension $0.[   •   ] for each public share not redeemed in connection with the extension proposal and the conversion proposal, and (B) for each of the three subsequent one-month extensions $0.[   •   ] for each unredeemed public share (the “extension payment”) until April 19, 2024 (assuming the company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
The purpose of the conversion proposal is to remove certain restrictions contained in the charter in order to permit holders of the Class B ordinary shares to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of the business combination at the option of the holders. Adoption of the conversion proposal will give the company additional flexibility to meet certain Nasdaq continued listing requirements. If we fail to regain compliance with certain Nasdaq continued listing requirements, we could be delisted and in that case, we would likely not be able to complete a business combination. The holders of the converted shares will continue to be subject to the same restrictions as the Class B ordinary shares before any conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the prospectus for our initial public offering (the “IPO”).
In connection with the extension proposal and the conversion proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest earned on the funds held in the trust account and not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal and the conversion proposal or if they vote at all. If the extension proposal and the conversion proposal are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, if the extension proposal is not approved, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by October 19, 2023.
Based upon the amount held in the trust account as of June 30, 2023, which was approximately $13.2 million, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.62 at the time of the general meeting. The closing price of a Class A ordinary share on July 11, 2023 was $10.47. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
Pursuant to our current charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal and the conversion proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern time, on [   •   ], 2023, (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Trust Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal and the conversion proposal.
The extension proposal and the conversion proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the general meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
The adjournment proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.
The board has fixed the close of business on July [   •   ], 2023, as the record date for the general meeting (the “record date”). Only shareholders of record on July [   •   ], 2023 are entitled to notice of and to vote at the general meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
You are not being asked to vote on an initial business combination at this time. If the proposals are implemented and you do not elect to redeem your public shares in connection with the extension proposal and the conversion proposal, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the deadline date (unless further extended). If an initial business combination is not consummated by the deadline date (unless further extended), the company will redeem its public shares.

All of our shareholders are cordially invited to attend, vote, and submit your questions during the general meeting at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111, online via live webcast at https://www.cstproxy.com/[   •   ] or via teleconference, using the following dial-in information:
Telephone access:
Within the U.S.:
1 877-[   •   ] (toll-free)
Outside of the U.S.:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
To ensure your representation at the general meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the general meeting.
A shareholder’s failure to vote in person or by proxy will not be counted towards the number of ordinary shares required to validly establish a quorum. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of General Meeting for a more complete statement of matters to be considered at the general meeting.
If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling (877) 870-8565, or banks and brokers can call collect at (206) 870-8565, or by emailing to ksmith@advantageproxy.com.
On behalf of the board, we would like to thank you for your support of PepperLime Health Acquisition Corporation.
[   •   ], 2023
By Order of the Board,
/s/ Ramzi Haidamus Ramzi Haidamus Chief Executive Officer
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (I) IF YOU HOLD CLASS A ORDINARY SHARES AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (II) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENT THEREOF THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (III) TENDER OR DELIVER YOUR CLASS A ORDINARY SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING DTC’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN

ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
This proxy statement is dated [   •   ], 2023
and is first being mailed to our shareholders with the form of proxy on or about [   •   ], 2023.
IMPORTANT
Whether or not you expect to attend the general meeting, you are respectfully requested by the board of the company to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions provided by your broker. If you grant a proxy, you may revoke it at any time prior to the general meeting.

PEPPERLIME HEALTH ACQUISITION CORPORATION
548 Market Street, Suite 97425
San Francisco, California 94104
NOTICE OF THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON [   •   ], 2023
Dear Shareholders of PepperLime Health Acquisition Corporation:
NOTICE IS HEREBY GIVEN that the extraordinary general meeting of PepperLime Health Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), will be held on [   •   ], 2023, at 10:00 a.m., Pacific time, at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111 and online via live webcast at https://www.cstproxy.com/[   •   ] (the “general meeting”), or at such other time, on such other date and at such other place to which the general meeting may be postponed or adjourned and you will also be able to attend the general meeting via teleconference. For the purposes of the articles of association of the company, the physical place of the general meeting will be the offices of Loeb & Loeb LLP located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:
Telephone access:
Within the U.S. and Canada:
1 877-[   •   ] (toll-free)
Outside of the U.S. and Canada:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
Shareholders are encouraged to attend the general meeting via live webcast or teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.
The general meeting will be held to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — as a special resolution, to approve the extension of the date by which the company must consummate an initial business combination (“business combination”) from October 19, 2023 (the “termination date”) to April 19, 2024, comprised of an initial three-month extension and three subsequent one-month extensions (each an “extension”), for a total of six months after the termination date (assuming the company’s business combination has not occurred), by amending the company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying proxy statement (the “extension amendment” and the end date of each extension referred to herein as the “extended date”) (the “extension proposal”).

2.
Proposal No. 2 — The Conversion Proposal — as a special resolution, to amend the company’s charter in the form set forth in Annex A of the accompanying proxy statement, to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination (the “conversion proposal”).

3.
Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal or the conversion proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal or the conversion proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting.
The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.
The extension proposal and the conversion proposal must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of the holders of a majority of at least two-thirds of the shares who, being entitled to do so, attend and vote or are represented by proxy and are entitled to vote thereon at the general meeting. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present. The holders of one-third of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.
The adjournment proposal must be approved by an ordinary resolution under Cayman Islands law, which requires the affirmative vote of the holders of a simple majority of the shares who, being entitled to do so, attend and vote or are represented by proxy and entitled to vote at a general meeting of the Company.
In connection with the extension proposal and the conversion proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “trust account”), including interest not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A ordinary shares, regardless of how such public shareholders vote on the extension proposal and the conversion proposal, or if they vote at all. If the extension proposal and the conversion proposal are approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their Class A ordinary shares upon consummation of our initial business combination if and when it is submitted to a vote of our shareholders, subject to any limitations set forth in the charter, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the company has not completed an initial business combination by the deadline date.
Pursuant to our current charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal and the conversion proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern time, on [   •   ], 2023 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company (“Continental”), the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units of the company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank, as applicable, that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal and the conversion proposal.
While we are using our best efforts to enter into and complete a business combination as soon as practicable, our board of directors (the “board”) believes that there will not be sufficient time before the termination date to consummate a business combination and hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the business combination. Accordingly, the board believes that in order to be able to consummate a business combination, we will need to obtain the extension. Without the extension, the board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete a business combination on or before the termination date. If that were to occur, we would be precluded from completing the business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the business combination.
If the conversion proposal is not approved, holders of the Class B ordinary shares will be unable to convert such shares into Class A ordinary shares prior to the closing of the business combination. That may make it more difficult for us to comply with certain Nasdaq’s continued listing requirements.
The sponsor and the company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the trust account in respect of the Sponsor Shares held by it or them, as applicable, if the company fails to complete an initial business combination, although they will be entitled to liquidating distributions from the trust account with respect to any other Class A ordinary shares they hold if the company fails to complete its initial business combination by the deadline date.
If the company liquidates, the sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the assets in the trust account, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the sponsor will not be responsible to the extent of any liability for such third-party claims. The company has not independently verified whether the sponsor has sufficient funds to satisfy its indemnity obligations and believes that the sponsor’s only assets are securities of the company and, therefore, the sponsor may not be able to satisfy those obligations. None of the company’s officers or directors will indemnify the company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Based upon the amount held in the trust account as of June 30, 2023, which was approximately $13.2 million, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.62 at the time of the general meeting. The closing price of a Class A ordinary share on July 11, 2023 was $10.47. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If the extension proposal and the conversion proposal are approved, such approval will constitute consent for the company to (i) remove from the trust account an amount (the “withdrawal amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the company to pay its taxes, divided by the number of then issued and outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the withdrawal amount. The funds remaining in the trust account after the removal of the withdrawal amount shall be available for use by the company to complete an initial business combination on or before the deadline date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination until the deadline date.
The withdrawal of the withdrawal amount will reduce the amount held in the trust account, and the amount remaining in the trust account may be significantly less than the approximately $13.2 million that was in the trust account as of June 30, 2023. In such event, the company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
Only shareholders of record of the company as of the close of business on July [   •   ], 2023 (the “record date”) are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each ordinary share entitles the holder thereof to one vote. On the record date, there were 5,496,921 ordinary shares issued and outstanding, consisting of (i) 1,246,921 Class A ordinary shares and (ii) 4,250,000 Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.
YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the general meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the board. You can change your voting instructions or revoke your proxy at any time prior to the general meeting by following the instructions included in this proxy statement and on the proxy card.
It is strongly recommended that you complete and return your proxy card before the general meeting date to ensure that your shares will be represented at the general meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your ordinary shares, please contact Advantage Proxy, our proxy solicitor, by calling (877) 870-8565, or banks and brokers can call collect at (206) 870-8565, or by emailing to ksmith@advantageproxy.com.
[   •   ], 2023
By Order of the Board,
/s/ Ramzi Haidamus Ramzi Haidamus Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [   •   ], 2023
This Notice of General Meeting and Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2023 (our “annual report”) and subsequent Quarterly Reports on Form 10-Q are available at www.sec.gov.

i

PEPPERLIME HEALTH ACQUISITION CORPORATION
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING
To Be Held at 10:00 a.m., Pacific time, on [   •   ], 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “board”) for use at the extraordinary general meeting of PepperLime Health Acquisition Corporation, a Cayman Islands exempted company (the “company”, “we”, “us” or “our”), and any postponements, adjournments or continuations thereof (the “general meeting”). The general meeting will be held on [   •   ], 2023 at 10:00 a.m., Pacific time, at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111 and online via live webcast at https://www.cstproxy.com/[   •   ] (the “general meeting”), or at such other time, on such other date and at such other place to which the general meeting may be postponed or adjourned and you will be able to attend the general meeting via live webcast and teleconference. For the purposes of the articles of association of the company, the physical place of the meeting will be the offices of Loeb & Loeb LLP located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:
Telephone access:
Within the U.S. and Canada:
1 877-[   •   ] (toll-free)
Outside of the U.S. and Canada:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
Shareholders are encouraged to attend the general meeting via teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the company’s “initial business combination” (as defined below) and any other statements relating to future results, strategy and plans of the company (including statements which may be identified by the use of the words “plans,” “expects” or “does not expect,” “estimated,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” “targets,” “projects,” “contemplates,” “predicts,” “potential,” “continue,” or “believes,” or variations of such words and phrases or state that certain actions, events or results “may,” “could,” “would,” “should,” “might,” “will” or “will be taken,” “occur” or “be achieved”).
Forward-looking statements are based on the opinions and estimates of management of the company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to:
•
our being a company with no operating history and no operating revenues;

•
our ability to select an appropriate target business or businesses;

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our ability to complete our initial business combination;

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our expectations around the performance of a prospective target business or businesses;

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our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

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our directors and officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

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our potential ability to obtain additional financing to complete our initial business combination;

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our pool of prospective target businesses in the technology industry and the effects on these sectors of broader economic trends, including the effects of the ongoing COVID-19 pandemic;

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Our search for a business combination, and any target business with which we ultimately consummate a business combination, may be materially adversely affected by the geopolitical conditions resulting from the recent invasion of Ukraine by Russia and subsequent sanctions against Russia, Belarus and related individuals and entities and the status of debt and equity markets, as well as protectionist legislation in our target markets

•
changes in laws or regulations or how such laws or regulations are interpreted or applied, or a failure to comply with any laws or regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations;

•
the ability of our directors and officers to generate a number of potential business combination opportunities;

•
our ability to consummate an initial business combination due to the uncertainty resulting from the COVID-19 pandemic;

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the ability of our directors and officers to generate potential business combination opportunities;

•
our public securities’ potential liquidity and trading;

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the use of proceeds not held in the trust account (as defined below) or available to us from interest income on the trust account balance;

•
the trust account not being subject to claims of third parties;

•
our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by the deadline date; and

•
our financial performance.

Additional information on these and other factors that may cause actual results and the company’s performance to differ materially is included in the company’s periodic reports filed with the SEC, including, but not limited to, our annual report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 28, 2022, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company.
There is currently uncertainty concerning the applicability of the Investment Company Act to special purpose acquisition companies (“SPACs”), including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement or that does not complete its initial business combination within 24 months after such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company.
If we are required to liquidate the company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
The Committee on Foreign Investment in the United States (“CFIUS”) or other regulatory agencies may modify, delay or prevent our Business Combination.
CFIUS has authority to review certain direct or indirect foreign investments in U.S. businesses to identify and address any national security concerns posed by the transaction. Certain foreign investments into the United Sates are required to be submitted to CFIUS for review, and failure to file such transactions could result in a substantial fine. For investments that are within CFIUS’s review authority but not subject to a mandatory filing requirement or that are not reviewed and cleared based on a voluntary filing, CFIUS has authority to self-initiate a review, even after closing. In the case that CFIUS determines an investment poses a risk to national security, CFIUS has the power to impose conditions on the investment or recommend that the President of the United States prohibit the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction. Specifically, CFIUS has jurisdiction to review investments that could result in “control” of a U.S. business by a foreign person, regardless of the nature of the U.S. business. CFIUS also has jurisdiction to review investments that do not result in control of a U.S. business by a foreign person (“covered investments”) if they afford certain foreign investors certain information or governance rights in a U.S. business that designs, produces, or tests “critical technologies,” performs certain functions with respect to “critical infrastructure,” or collects certain volumes of “sensitive personal data” (a “TID U.S. Business”).
We cannot predict whether the company may be deemed to be a “foreign person” under CFIUS’s regulations. CFIUS could reach this determination based on any number of factors including the following: continuing interest by PepperOne LLC (our “sponsor”), which has substantial ties to foreign persons and held 59.3% of the ordinary shares of the company as of the Record Date, in addition to warrants that, if exercisable would increase its interest, though the company’s organizational documents do not grant investors in the sponsor special information or governance rights with respect to the company; the fact that the company is incorporated in the Cayman Islands; targets with which the company may pursue a business combination could have foreign investors who may receive an interest in the company as a result of the business combination; and because foreign investors may also invest in the company in conjunction with a business combination. If the transaction is deemed to involve a foreign person acquiring control over a U.S. business or a foreign business with U.S. subsidiaries or offices, the transaction may be subject to CFIUS jurisdiction. Additionally, to the extent that our sponsor may retain a board seat on the board of the company and the company seeks to enter into a business combination with a TID U.S. Business, then we cannot rule out the possibility that CFIUS may find that the transaction is reviewable as a covered investment.
If a particular proposed business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or we may determine to proceed with the transaction without submitting to CFIUS, in which case there may be a risk that CFIUS calls-in the transaction before or after closing. CFIUS may decide to take actions that result in a delay of our proposed business combination, and it may impose conditions with respect to such business combination or request the President of the United States prohibit the transaction or, if already completed without prior CFIUS clearance, order us to divest all or a portion of the U.S. target business. The foregoing may also prevent the business combination from occurring within the time period required under the company’s charter. These risks may limit the attractiveness of, or delay or prevent us from pursuing, our initial business combination with certain target companies that we believe would otherwise be attractive to us and our shareholders. Consequently, these risks could have the practical effect of limiting the pool of potential targets with which the proposed business combination can occur.
Numerous other countries also have foreign investment review laws similar in many ways to CFIUS. These laws vary significantly in terms of the triggers for review, substantive considerations, and duration of review. In most cases, the administering authorities, like CFIUS, have the ability to impose conditions on transactions or prohibit the transaction if it poses certain types of risks. To the extent that a target that is the subject of a proposed business combination is subject to such a foreign investment review process, we cannot rule out the possibility that the transaction may be subject to review and remediation.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR EXTRAORDINARY GENERAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board for use at the general meeting to be held in person or via teleconference on [   •   ], 2023 or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the general meeting.
The company is a blank check company incorporated as a Cayman Islands exempted company on June 29, 2021 for the purpose of effecting a Business Combination such as a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses that the Company has not yet identified. On October 19, 2021, the company consummated its initial public offering (“IPO”) of 15,000,000 units (with each “Unit” consisting of one Public Share and one-half of one redeemable warrant) at $10.00 per Unit, pursuant to which we received gross proceeds, before expenses, of $150,000,000. On October 29, 2021, the underwriters partially exercised their over-allotment option to purchase an additional 2,000,000 Units generating gross proceeds, before expenses, of $20,000,000. Like many blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the funds held in trust to the holders of shares sold in our IPO if there is no qualifying business combination consummated on or before a certain date (in our case, April 19, 2023). On January 27, 2023, the company held a general meeting to approve an extension of time to complete its business combination from April 19, 2023 to October 19, 2023. Following such meeting and the redemptions related thereto and as of the record date, there are a total of 5,496,921 ordinary shares issued and outstanding, consisting of (i) 1,246,921 Class A ordinary shares and (ii) 4,250,000 Class B ordinary shares and a total of approximately $13.2 million held in the trust account.
The purpose of the extension proposal is to give us additional time to complete the business combination. The company’s current Amended and Restated Memorandum and Articles of Association (the “current charter”) provides that the company has until October 19, 2023 (the “termination date”) to complete a business combination. Our board of directors (the “board”) currently believes that there will not be sufficient time to complete a business combination by October 19, 2023. Therefore, our board has determined that it is in the best interests of the company and its shareholders to amend its current charter to extend the time it has to complete a business combination (the “combination period”) to April 2024 (if extended to the full extent) in order to provide our shareholders with the chance to participate in an investment opportunity. If the extension proposal is approved, the company will have the right to extend the combination period for a total of up to four times, with an initial three-month extension, and then three additional one-month extensions for a total of six months after the termination date up to April 19, 2024 (if extended to the full extent), provided that in connection with each extension, the Company or PepperOne LLC, the company’s sponsor (the “sponsor”) (or its affiliates or permitted designees) agrees to deposit into the trust account (A) for the initial three (3) month extension $0.[   •   ] for each public share not redeemed in connection with the extension proposal and the conversion proposal, and (B) for each of the three subsequent one-month extensions $0.[   •   ] for each unredeemed public share (the “extension payment”) until April 19, 2024 (assuming the company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
The purpose of the conversion proposal is to remove certain restrictions contained in the charter in order to permit holders of the Class B ordinary shares to convert their Class B ordinary shares into Class A ordinary shares prior to the closing of the business combination at the option of the holders. Adoption of the conversion proposal will give the company additional flexibility to meet certain Nasdaq continued listing requirements. If we fail to regain compliance with certain Nasdaq continued listing requirements, we could be delisted and in that case, we would likely not be able to complete a business combination. The holders of the converted shares will continue to be subject to the same restrictions as the Class B ordinary shares before any conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the prospectus for our initial public offering.
What is being voted on?
You are being asked to vote on the following proposals:
1.
Proposal No. 1 — The Extension Proposal — as a special resolution, to approve the extension of the date by which the company must consummate an initial business combination (“business combination”) from October 19, 2023 (the “termination date”) to April 19, 2024, comprised of an initial three-month extension and three subsequent one-month extensions (each an “extension”), for a total of six months after the termination date (assuming the company’s business combination has not occurred), by amending the company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying proxy statement (the “extension amendment” and the end date of each extension referred to herein as the “extended date”) (the “extension proposal”).

2.
Proposal No. 2 — The Conversion Proposal — as a special resolution, to amend the company’s charter in the form set forth in Annex A of the accompanying proxy statement, to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination (the “conversion proposal”).

3.
Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with the approval of the conversion proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.

You are not being asked to vote on an initial business combination at this time. If the proposals are implemented and you do not elect to redeem your public shares in connection with the extension proposal and conversion proposal, you will retain the right to vote on an initial business combination if and when such transaction is submitted to shareholders and the right to redeem your public shares for cash from the trust account in the event a proposed initial business combination is approved and completed or the company has not consummated an initial business combination by the deadline date. If an initial business combination is not consummated by the deadline date the company will redeem its public shares.
Can I attend the General Meeting?
The general meeting will be held on [   •   ], 2023 at 10:00 a.m., Pacific time, at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111 and online via live webcast at https://www.cstproxy.com/[   •   ] (the “general meeting”), or at such other time, on such other date and at such other place that the general meeting may be postponed or adjourned and the general meeting will be available to attend via live webcast and teleconference. For the purposes of the articles of association of the company, the physical place of the general meeting will be the offices of Loeb & Loeb LLP located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via teleconference, using the following dial-in information:

Telephone access:
Within the U.S. and Canada:
1 877-[   •   ] (toll-free)
Outside of the U.S. and Canada:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
We encourage you to access the general meeting via live webcast or teleconference prior to the start time. Check-in will begin fifteen minutes prior to the start time of the general meeting, and you should allow ample time for the check-in procedures. Shareholders are encouraged to attend the general meeting via live webcast teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares.
What happens if the redemptions of our public shares would cause the company to have less than $5,000,001 of net tangible assets following approval of the extension proposal and conversion proposal?
We will not proceed with the extension proposal or the conversion proposal if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal or the conversion proposal (as provided by our current charter and the text of the special resolution approving the extension proposal and the conversion proposal).
How do the company insiders intend to vote their shares?
Our sponsor, directors and officers collectively have the right to vote 59.3% of the company’s issued and outstanding ordinary shares, and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders at the general meeting.
The sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are no greater than the per-share pro rata portion of the trust account. Shares that are purchased will not be voted at the general meeting. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. Additionally, at any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposal or not redeem their public shares. The sponsor or the company’s directors, officers or advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act. Any such transactions will be disclosed by the filing of a Current Report on Form 8-K prior to the date of the general meeting.
Why is the company proposing the extension proposal?
The purpose of the extension proposal and, if necessary, the adjournment proposal, is to give us additional time to complete the business combination. Our board of directors (the “board”) currently believes that there will not be sufficient time to complete a business combination by October 19, 2023. Therefore, our board has determined that it is in the best interests of the company and its shareholders to amend its current charter to allow an extension of the termination date to April 19, 2024 (if extended to the full extent) in order to provide our shareholders with the chance to participate in an investment opportunity.
Why is the company proposing the conversion proposal?
The purpose of the conversion proposal is to remove certain restrictions contained in the company’s current charter in order to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination. If adopted, the conversion proposal will give the company additional flexibility to meet certain NASDAQ continued listing requirements. If we fail to regain compliance with certain Nasdaq continued listing requirements, we could be delisted and in that case, we would likely not be able to complete a business combination. Voting FOR the conversion proposal will not affect your right to seek redemption of your public shares in connection with the vote to approve an initial business combination.
What vote is required to approve the extension proposal?
Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.
What vote is required to approve the conversion proposal?
Approval of the conversion proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the shares, who, being present and entitled to vote at the general meeting, vote at the general meeting.
Why is the company proposing the adjournment proposal?
The company is proposing the adjournment proposal to provide flexibility to adjourn the general meeting to give the company more time to seek approval of the extension proposal and the conversion proposal, if necessary. If the adjournment proposal is not approved, the company will not have the ability to adjourn the general meeting to a later date for the purpose of soliciting additional proxies.
What vote is required to approve the adjournment proposal?
Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the shares who, being present and entitled to vote at the general meeting, vote at the general meeting.
What if I want to vote against or do not want to vote for the proposal?
If you do not want a proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.
We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
Where will I be able to find the voting results of the General Meeting?
We will announce preliminary voting results at the general meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the general meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the general meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?
Yes. Assuming you are a shareholder as of the record date for voting on a proposed initial business combination, you will be able to vote on a proposed initial business combination. If you disagree with an initial business combination, you will retain your right to redeem your Class A ordinary shares upon consummation of such initial business combination, subject to any limitations set forth in our current charter.
How do I change my vote?
If you have submitted a proxy to vote your shares and wish to change your vote, you may send a later-dated, signed proxy card to our proxy solicitor, Advantage Proxy (“Advantage Proxy”), P.O. Box 10904, Yakima, WA 98909 or by emailing to ksmith@advantageproxy.com prior to the vote at the general meeting (which is scheduled to take place on [   •   ], 2023). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by Advantage Proxy prior to the vote at the general meeting, or by attending the general meeting, revoking their proxy and voting in person. Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
How are votes counted?
Votes will be counted by the inspector of election appointed for the general meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposal. A shareholder’s failure to vote by proxy or to vote in person or via teleconference at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, will have no effect on the proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
If my shares are held in “street name,” will my broker automatically vote them for me?
If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that the extension proposal and the conversion proposal are “non-discretionary” items.
Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals.
What is a quorum?
A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of establishing a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
Who can vote at the General Meeting?
Holders of ordinary shares as of the close of business on July [   •   ], 2023 (the “record date”), are entitled to vote at the general meeting. On the record date, there were 5,496,921 ordinary shares issued and outstanding, consisting of (i) 1,246,921 Class A ordinary shares and (ii) 4,250,000 Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.
In deciding all matters at the general meeting, each shareholder will be entitled to one vote for each share held by them on the record date. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of our shareholders except as required by law. Our sponsor, directors and officers collectively own approximately 59.3% of our issued and outstanding ordinary shares.
Registered Shareholders.
If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the general meeting.
“Street Name” Shareholders.
If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your ordinary shares at the general meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy statement, we refer to shareholders who hold their shares through a broker, bank or other nominee as “street name shareholders.”
Does the board recommend voting for the approval of the proposals?
Yes. After careful consideration of the terms and conditions of these proposals, the board has determined that the proposals are in the best interests of the company and its shareholders. The board recommends that the company’s shareholders vote “FOR” the proposals.
What interests do the company’s directors and officers have in the approval of the proposals?
The company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Class B ordinary shares, private placement warrants that may become exercisable in the future, any loans by them to the company that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Sponsor and the company’s Directors and Officers” for more information.
Are there any appraisal or similar rights for dissenting shareholders?
Neither Cayman Islands law nor our current charter provides for dissenters’ rights for dissenting shareholders in connection with the proposal to be voted upon at the general meeting. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.
Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the general meeting.
Is the company subject to the Investment Company Act of 1940?
There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of its IPO Registration Statement, and there is no assurance that it can complete an initial business combination within 24 months after such date. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the company. If we are required to liquidate the company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.
Would I still be able to exercise my redemption rights in connection with the initial business combination?
Unless you elect to redeem your public shares at this time, you will be able to vote on the initial business combination when it is submitted to shareholders if you are a shareholder on the record date for a meeting to seek shareholder approval of the initial business combination. If you disagree with the initial business combination, you will retain your right to redeem your public shares upon consummation of the initial business combination in connection with the shareholder vote to approve the initial business combination, subject to any limitations set forth in our charter.
How do I vote?
If you are a holder of record of ordinary shares on the record date for the general meeting, you may vote in person or by teleconference attendance at the general meeting or by submitting a proxy for the general meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or other nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or other nominee. If you hold your shares in “street name” and wish to vote at the general meeting, you must email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com. If you wish to attend the general meeting via teleconference or in person you should contact Continental no later than [   •   ], 2023 to obtain this information. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
How do I redeem my Ordinary Shares?
Pursuant to our current charter, a public shareholder may request that the company redeem all or a portion of such shareholder’s public shares for cash if the extension proposal and the conversion proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m., Eastern time, on [   •   ], 2023 (two business days prior to the vote at the general meeting or any adjournment thereof), (a) submit a written request to Continental Stock Transfer & Company, a New York limited purpose trust company, the company’s transfer agent, that the company redeem your public shares for cash and (b) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, their own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the extension proposal and the conversion proposal.

What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Who is paying for this proxy solicitation?
Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage Proxy (“Advantage Proxy”) to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Who can help answer my questions?
If you have questions about the general meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the company’s filings with the SEC, including our annual report, and our subsequent Quarterly Reports on Form 10-Q, you should contact Advantage Proxy at:
Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Tel: (877) 870-8565 (toll-free)
or
(206) 870-8565 (banks and brokers can call collect)
Email: ksmith@advantageproxy.com
You may obtain additional information about the company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you are a holder of public shares and you intend to seek redemption of your shares, you will need to tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC, at the address below prior to 5:00 p.m., Eastern time, on [   •   ], 2023 (two business days prior to the vote at the general meeting or any adjournment thereof). If you have questions regarding the certification of your position or tender or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Email: spacredemptions@continentalstock.com

THE EXTRAORDINARY GENERAL MEETING
Date, Time, Place and Purpose of the General Meeting
The general meeting will be held on [   •   ], 2023 at 10:00 a.m., Pacific time, at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111 and online via live webcast at https://www.cstproxy.com/[   •   ] (the “general meeting”), or at such other time, on such other date and at such other place that the general meeting may be postponed or adjourned and you will be able to attend the general meeting via live webcast and teleconference. For the purposes of the articles of association of the company, the physical place of the general meeting will be the offices of Loeb & Loeb LLP located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111. You will also be able to attend the general meeting, vote, and submit your questions during the general meeting via live webcast at https://www.cstproxy.com/[   •   ] or teleconference by using the following dial-in information:
Telephone access:
Within the U.S. and Canada:
1 877-[   •   ] (toll-free)
Outside of the U.S. and Canada:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
Shareholders are encouraged to attend the general meeting via live webcast or teleconference and will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person extraordinary general meeting.
At the general meeting, you will be asked to consider and vote upon the following proposals:
1.
Proposal No. 1 — The Extension Proposal — as a special resolution, to approve the extension of the date by which the company must consummate an initial business combination (“business combination”) from October 19, 2023 (the “termination date”) to April 19, 2024, comprised of an initial three-month extension and three subsequent one-month extensions (each an “extension”), for a total of six months after the termination date (assuming the company’s business combination has not occurred), by amending the company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying proxy statement (the “extension amendment” and the end date of each extension referred to herein as the “extended date”) (the “extension proposal”).

2.
Proposal No. 2 — The Conversion Proposal — as a special resolution, to amend the company’s Amended and Restated Memorandum and Articles of Association (the “charter”) in the form set forth in Annex A of the accompanying proxy statement, to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination (the “conversion proposal”).

3.
Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal or the conversion proposal (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal or the conversion proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting.

Voting Power; Record Date
Only shareholders of record of the company as of the close of business on July [   •   ], 2023 are entitled to notice of, and to vote at, the general meeting or any adjournment or postponement thereof. Each of the ordinary shares entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 5,496,921 ordinary shares issued and outstanding, consisting of (i) 1,246,921 Class A ordinary shares and (ii) 4,250,000 Class B ordinary shares. The company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum is the minimum number of shares required to be present at the general meeting for the general meeting to be properly held under our charter and Cayman Islands law. The presence, in person, virtually, by proxy, or, if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one-third of the issued and outstanding ordinary shares entitled to vote at the general meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
Vote Required
Approval of each of the extension proposal and the conversion proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the shares, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.
Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the general meeting.
If you do not want the proposal to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person or online at the general meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, such failure to vote will have no effect on such proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the proposal. We believe that each of the proposals is a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
On the record date, the sponsor and all of the company’s directors and officers beneficially owned and were entitled to vote an aggregate of 3,259,000 Class B ordinary shares. See the section entitled “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the holders of Class B ordinary shares and their respective ownership thereof.
In addition, subject to applicable securities laws (including with respect to material nonpublic information), the sponsor, the company’s directors, officers or advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against the proposal presented at the general meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the sponsor, the company’s directors, officers or advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules and restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered pursuant to the company’s redemption process (i.e., approximately $10.62 per share, based on the amounts held in the trust account as of June 30, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the extension proposal or the conversion proposal; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.
Subject to the immediately preceding paragraph, the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the general meeting, although they are under no obligation to do so. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the proposal and elected to redeem their shares for a portion of the trust account. Any such privately negotiated purchases may be effected at purchase prices that are no greater than the per- share pro rata portion of the trust account. None of the funds held in the trust account will be used to purchase public shares or warrants in such transactions. At any time at or prior to the general meeting, subject to applicable securities laws (including with respect to material non-public information) the sponsor or the company’s directors, officers or advisors, or any of their respective affiliates, may, although they are under no obligation to do so, enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the proposals or not redeem their public shares. The sponsor and the company’s directors, officers, advisors or any of their respective affiliates are restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.
Interests of the Sponsor and the company’s Directors and Officers
When you consider the recommendation of our board of directors, you should keep in mind that our sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:
•
If we fail to regain compliance with certain Nasdaq continued listing requirements by the deadline dates provided by Nasdaq, we could be delisted, and in that case, we would likely not be able to complete a business combination. In that case, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the company, if any (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, liquidate and dissolve, subject in each case to the company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the 3,259,000 Class B ordinary shares owned by our sponsor, directors and officers, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our Class B ordinary shares have agreed to waive their rights to liquidating distributions from the trust account with respect to these shares if we fail to complete a business combination within the required period.

•
Our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.62 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.62 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act;

•
Our sponsor, directors and officers, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, directors, officers or our or any of their respective affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf. If the company fails to consummate a business combination by the time period required under its charter, and is forced to wind up, liquidate and dissolve, they will not have any claim against the trust account for reimbursement. Accordingly, the company will not be able to reimburse these expenses; and
•
The fact that none of our officers or directors has received any cash compensation for services rendered to the company, and all of the current members of our board of directors are expected to continue to serve as directors at least through the date of the general meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Redemption Rights
If the extension proposal or the conversion proposal is approved, each public shareholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the extension proposal and conversion proposal will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed initial business combination, or if the company has not consummated an initial business combination by the deadline date.
TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND TENDERING AND DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON [    •    ], 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE GENERAL MEETING OR ANY ADJOURNMENT THEREOF). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the redemption.
Pursuant to our current charter, a public shareholder may request that the company redeem all or a portion of such public shareholder’s public shares for cash if the extension proposal or the conversion proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(a)
(i) hold public shares or (ii) hold public shares as part of units and elect to separate such units into the underlying public shares and warrants prior to exercising your redemption rights with respect to the public shares; and

(b)
prior to 5:00 p.m., Eastern time, on [    •    ], 2023 (two business days prior to the vote at the general meeting or any adjournment thereof), (i) submit a written request to Continental, the company’s transfer agent, that the company redeem your public shares for cash and (ii) tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the units into the underlying public shares and public warrants in order to exercise redemption rights with respect to the public shares, so you should contact your broker, bank or other nominee or intermediary. Public shareholders may elect to redeem all or a portion of their public shares even if they vote for the election proposal and the conversion proposal.
Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus may be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote at the general meeting will not be redeemed for cash held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the general meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the extension proposal and conversion proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the extension proposal and conversion proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If properly demanded, the company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the company to pay its taxes, divided by the number of then-issued and outstanding Class A ordinary shares. Based upon the amount held in the trust account as of June 30, 2023, which was approximately $13.2 million, the company estimates that the per-share price at which public shares may be redeemed from cash held in the trust account will be approximately $10.62 at the time of the general meeting. The closing price of a Class A ordinary share on July 11, 2023, was $10.47. The company cannot assure shareholders that they will be able to sell their Class A ordinary shares in the open market as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.
If you exercise your redemption rights, you will be exchanging your Class A ordinary shares for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender or deliver your shares (and share certificates (if any) and other redemption forms) to the transfer agent, physically or electronically through DTC prior to the vote at the general meeting. The company anticipates that a public shareholder who tenders shares for redemption in connection with the vote at the general meeting would receive payment of the redemption price for such shares soon after the completion of general meeting.
Voting
You can vote your shares at the general meeting by proxy or by attending the general meeting via teleconference. If your shares are owned directly in your name with our transfer agent, Continental, you are considered, with respect to those shares, the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee or intermediary, you are considered the beneficial owner of shares held in “street name” and are considered a “non-record (beneficial) shareholder.”
Shareholders of Record
You can vote by proxy by having one or more individuals who will be at the general meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the general meeting is called voting “by proxy.” If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy over the Internet in accordance with the instructions on the enclosed proxy card. If you complete the proxy card and mail it in the envelope provided or submit your proxy over the Internet as described above, you will designate each of Ramzi Haidamus and Eran Pilovsky, or the Chairperson of the general meeting to act as your proxy at the general meeting. One of the aforementioned individuals will then vote your shares at the general meeting in accordance with the instructions you have given them in the proxy card with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournments or postponements of the general meeting.
Alternatively, you can vote your shares by attending the general meeting via teleconference.
Beneficial Owners
If your shares are held in an account through a broker, bank or other nominee or intermediary, you must instruct the broker, bank or other nominee how to vote your shares by following the instructions that the broker, bank or other nominee provides you along with this proxy statement. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to it as to how to vote your shares, so you should read carefully the materials provided to you by your broker, bank or other nominee or intermediary.
If you wish to attend and vote your shares at the general meeting, you must first obtain a legal proxy from your broker, bank or other nominee that holds your shares and email a copy (a legible photograph is sufficient) of your legal proxy to Continental at proxy@continentalstock.com.
If you do not provide voting instructions to your bank, broker or other nominee or intermediary and you do not vote your shares at the general meeting, your shares will not be voted on any proposal on which your bank, broker or other nominee does not have discretionary authority to vote. In these cases, the bank, broker or other nominee or intermediary will not be able to vote your shares on those matters for which specific authorization is required. We believe each of the proposals constitutes a “non-discretionary” matter.
Proxies
Our board is asking for your proxy. Giving our board your proxy means you authorize it to vote your shares at the general meeting in the manner you direct. You may vote for or against the proposal or you may abstain from voting. All valid proxies received prior to the general meeting will be voted. All shares represented by a proxy will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the proxy holders will vote or abstain at his/her discretion, as they may determine in their discretion with respect to any other matters that may properly come before the general meeting.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy at (877) 870-8565, or banks and brokers can call collect at (206) 870-8565 or by sending a letter to Advantage Proxy at P.O. Box 10904, Yakima, WA 98909, or by emailing to ksmith@advantageproxy.com.
Revocability of Proxies
Shareholders may send a later-dated, signed proxy card to Advantage Proxy at P.O. Box 10904, Yakima, WA 98909, or by emailing to ksmith@advantageproxy.com, so that it is received by Advantage Proxy prior to the vote at the general meeting (which is scheduled to take place on [   •   ], 2023). Shareholders also may revoke their proxy by sending a notice of revocation to Advantage Proxy, which must be received by the company’s secretary prior to the vote at the general meeting or by attending the general meeting, revoking their proxy and voting in person. Attendance at the general meeting alone will not change your vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the General Meeting
The general meeting will be held in person or by proxy at 10:00 a.m., Pacific time, on [   •   ], 2023 at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111, online via live webcast at https://www.cstproxy.com/[   •   ], or via teleconference by using the following dial-in information:
Telephone access:
Within the U.S.:
1 877-[   •   ] (toll-free)
Outside of the U.S.:
1 [   •   ] (standard rates apply)
Meeting ID:
[   •   ]
Passcode for telephone access:
[   •   ]#
While shareholders are encouraged to attend the general meeting via live webcast and teleconference, you will be permitted to attend the general meeting in person at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111 only to the extent consistent with, or permitted by, applicable law and directives of public health authorities. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the general meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.
Solicitation of Proxies
Our board is soliciting proxies for use at the general meeting. All costs associated with this solicitation will be borne directly by the company. We have engaged Advantage Proxy (“Advantage Proxy”) to assist in the solicitation of proxies for the general meeting. We have agreed to pay Advantage Proxy a fee of $8,500, plus disbursements, and indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as the company’s proxy solicitor. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A ordinary shares for their expenses in forwarding soliciting materials to beneficial owners of Class A ordinary shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You may contact Advantage Proxy at:
Advantage Proxy
P.O. Box 10904
Yakima, WA 98909
Tel: (877) 870-8565 (toll-free)
or
(206) 870-8565 (banks and brokers can call collect)
Email: ksmith@advantageproxy.com
If any additional solicitation of the holders of our outstanding ordinary shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights and Appraisal Rights
Neither Cayman Islands law nor our charter provide for appraisal or other similar rights for dissenting shareholders in connection with the proposal to be voted upon at the general meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares. As a matter of Cayman Islands law, dissenters’ rights only apply in a statutory merger where the company is a constituent company, which is not the case with any of the proposals.
Warrant holders do not have appraisal rights in connection with the proposal to be voted upon at the general meeting.
Shareholder Proposals
No business may be transacted at an annual general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.
Other Business
The board does not know of any other matters to be presented at the general meeting. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of General Meeting and with respect to any other matters that may properly come before the general meeting. If any additional matters are properly presented at the general meeting, or at any adjournments or postponements of the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with the recommendations of our board with respect to any such matters. We expect that the Class A ordinary shares represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our board with respect to any such matters.
Principal Executive Offices
Our principal executive offices are located at 548 Market Street, Suite 97425, San Francisco, California 94104. Our telephone number is (415) 263-9939.

PROPOSAL NO. 1 — THE EXTENSION PROPOSAL
Background
Reason for the Extension Proposal
The purpose of the extension proposal is to give us additional time to complete the business combination. The company’s current Amended and Restated Memorandum and Articles of Association (the “current charter”) provides that the company has until October 19, 2023 (the “termination date”) to complete a business combination. Our board of directors (the “board”) currently believes that there will not be sufficient time to complete a business combination by October 19, 2023. Therefore, our board has determined that it is in the best interests of the company and its shareholders to amend its current charter to extend the time it has to complete a business combination (the “combination period”) to April 2024 (if extended to the full extent) in order to provide our shareholders with the chance to participate in an investment opportunity. If the extension proposal is approved, the company will have the right to extend the combination period for a total of up to four times, with an initial three-month extension, and then three additional one-month extensions for a total of six months after the termination date up to April 19, 2024 (if extended to the full extent), provided that in connection with each extension, the Company or PepperOne LLC, the company’s sponsor (the “sponsor”) (or its affiliates or permitted designees) agrees to deposit into the trust account (A) for the initial three (3) month extension $0.[   •   ] for each public share not redeemed in connection with the extension proposal and the conversion proposal, and (B) for each of the three subsequent one-month extensions $[   •   ] for each unredeemed public share (the “extension payment”) until April 19, 2024 (assuming the company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.
If the Extension Proposal is Approved
If the extension proposal is approved, the company will file an amendment to its current charter with the Cayman Registrar in the form set forth in Annex A to this proxy statement to give us until April 19, 2024 (if extended to the full extent) to complete the business combination.
We will not proceed with the extension proposal if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the extension proposal (as provided by our current charter and the text of the special resolution approving the extension proposal).
You are not being asked to vote on a business combination at this time. If the extension proposal is adopted, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on a business combination when, and if, one is submitted to shareholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the trust account if we have not consummated a business combination by the appropriate date.
If the Extension Proposal is Not Approved
If the extension proposal is not approved, the company has until October 19, 2023 to complete a business combination under its current charter, and the board believes that there is significant risk that we might not, despite our best efforts, be able to enter into and complete a business combination on or before the termination date. If that were to occur, we would be precluded from completing the business combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the business combination.
Vote Required for Approval
Approval of the extension proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.

Full Text of Resolution
RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”) be amended by the deletion of the existing Article 50.7 in its entirety and the insertion of the following language in its place:
“50.7 In the event that the Company does not consummate a Business Combination on or before April 19, 2024 or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
(the “Extension Amendment”), PROVIDED that this Extension Amendment shall not be approved or effective if as a consequence of redemptions tendered to the Company pursuant to Article 50.8 of the Articles, the Company’s net tangible assets would be less than US$5,000,001.”
Recommendation
As discussed above, after careful consideration of all relevant factors, our board has determined that the extension proposal is in the best interests of the company and its shareholders. Our board has approved and declared advisable the adoption of the extension proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2 — THE CONVERSION PROPOSAL
Background
Reason for the Conversion Proposal
The purpose of the conversion proposal is to remove certain restrictions contained in the company’s current charter in order to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination. Adoption of the conversion proposal will give the company additional flexibility to meet certain Nasdaq continued listing requirements. If we fail to regain compliance with certain Nasdaq continued listing requirements, we could be delisted and in that case, we would likely not be able to complete a business combination. The holders of the converted shares will agree to be subject to the same restrictions as the Class B ordinary shares before any conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the prospectus for our initial public offering. If the conversion proposal is not approved, holders of the Class B ordinary shares will be unable to convert such shares into Class A ordinary shares prior to the closing of the business combination. That may make it more difficult for us to comply with certain Nasdaq’s continued listing requirements.
If the Conversion Proposal is Approved
If the conversion proposal is approved, the company will file an amendment to its current charter with the Cayman Registrar in the form set forth in Annex A to this proxy statement to permit conversion of Class B ordinary shares to Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of the holder.
We will not proceed with the conversion proposal if redemption of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the conversion proposal (as provided by our current charter and the text of the special resolution approving the conversion proposal).
You are not being asked to vote on a business combination at this time. If the conversion proposal is adopted, provided that you are a shareholder on the record date for a meeting to consider the business combination, you will retain the right to vote on a business combination when, and if, one is submitted to shareholders, and you will have the right to redeem all or a portion of your public shares for cash in the event the business combination is approved and completed. You will also be entitled to receive your share of the funds in the trust account if we have not consummated a business combination by the appropriate date.
If the Conversion Proposal is Not Approved
If the conversion proposal is not approved, holders of the Class B ordinary shares will be unable to convert such shares into Class A ordinary shares prior to the closing of a business combination. That may make it more difficult for us to comply with certain Nasdaq’s continued listing requirements.
Vote Required for Approval
Approval of the conversion proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the shares, who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe the proposal constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
Full Text of Resolution
RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”) be amended by the deletion of the existing Article 50.10 in its entirety and the insertion of the following language in its place:

“50.10 Except in circumstances where Class A Shares are issued in connection with a conversion pursuant to Article 17.2(a) hereof where the holders of such shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination.”

(the “Conversion Proposal”), PROVIDED that the Conversion Proposal shall not be effective if as a consequence of redemptions tendered to the Company pursuant to Article 50.8 of the Articles the Company’s net tangible assets would be less than $5,000,001.
Recommendation
As discussed above, after careful consideration of all relevant factors, our board has determined that the conversion proposal is in the best interests of the company and its shareholders. Our board has approved and declared advisable the adoption of the conversion proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE CONVERSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL
Overview
The adjournment proposal, if adopted, will allow our board to adjourn the general meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal or the conversion proposal. The adjournment proposal will only be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the extension proposal or the conversion proposal, in which case the adjournment proposal will be the only proposal presented at the general meeting.
Consequences if the Adjournment Proposal is Not Approved
If the adjournment proposal is not approved by our shareholders, our board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal or the conversion proposal.
Vote Required for Approval
Approval of the adjournment proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the shares who, being present and entitled to vote at the general meeting, vote at the general meeting. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established but will have no effect on any of the proposals. We believe each of the proposals constitutes a “non-discretionary” matter, and therefore, there will not be any broker non-votes at the general meeting.
Full Text of Resolution
RESOLVED, as an ordinary resolution, that the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.
Recommendation of the Board
As discussed above, after careful consideration of all relevant factors, our board has determined that the adjournment proposal is in the best interests of the company and its shareholders. Therefore, if there are insufficient votes for, or otherwise in connection with, the approval of the extension proposal and the conversion proposal, our board will approve and declare advisable adoption of the adjournment proposal.
OUR BOARD OF DIRECTORS RECOMMENDS THAT, IF PRESENTED, YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of [   •   ], 2023 with respect to our ordinary shares held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.
In the table below, percentage ownership is based on 5,496,921 ordinary shares, consisting of 1,246,921 Class A ordinary shares and 4,250,000 Class B ordinary shares outstanding as of [   •   ], 2023. Voting power represents the combined voting power of ordinary shares owned beneficially by such person. On all matters to be voted upon, the holders of the ordinary shares vote together as a single class. The table below does not include any ordinary shares underlying our outstanding warrants because such securities are not exercisable within 60 days of [   •   ], 2023.
In preparing the following table, we relied upon statements filed with the SEC by beneficial owners of more than 5% of our outstanding ordinary shares pursuant to Section 13(d), 13(g) and Section 16 of the Exchange Act, unless we knew or had reason to believe that the information contained in such statements was not complete or accurate, in which case we relied upon information which we considered to be accurate and complete. Due to shareholder redemptions related to the January 27, 2023 general meeting to approve an extension of time in order to complete the Company’s business combination, the Company has reason to believe that all information filed with the SEC as of the most recent practicable date by beneficial owners of more than 5% of our outstanding ordinary shares pursuant to Section 13(d) and 13(g) of the Exchange Act is no longer complete or accurate.
Name and Address of Beneficial Owner(1)	Beneficially Owned	Percentage
5% shareholders
PepperOne LLC (our Sponsor)	3,259,000(2)(3)	59.3%
Directors and Executive Officers
Ramzi Haidamus	—(4)	—
Eran Pilovsky	—(4)	—
Michelle Fang	—(4)	—
Frank Ferrari	—(4)	—
Britney Blair	—(4)	—
Maurice Op de Beek	—(4)	—
Ross Morgan	—(4)	—
All directors and executive officers as a group (7 individuals)	3,259,000 (4)	59.3%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 548 Market Street, Suite 97425, San Francisco, California 94104.

(2)
Interests shown consist solely of Class B ordinary shares which will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination on a one- for-one basis, subject to adjustment. If the conversion proposal is approved, holders of the Class B ordinary shares will be able to convert such shares into Class A ordinary shares prior to an initial business combination.

(3)
Excludes 8,500,000 shares which may be purchased by exercising warrants that are not presently exercisable..

(4)
Excludes shares indirectly owned by this individual as a result of his or her membership interest in our Sponsor.

OTHER MATTERS
Shareholder Proposals
No business may be transacted at an annual general meeting, including an extraordinary general meeting, other than business that is either (i) specified in the Notice of General Meeting (or any supplement thereto) given by or at the direction of the directors of the company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the charter.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than ten percent of our ordinary shares to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms furnished since the effective date of our IPO, we believe that there have been no delinquent filers other than as previously disclosed in the company’s SEC filings.
Fiscal Year 2022 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2022, are included in our annual report on Form 10-K, filed with the SEC on March 28, 2023. This proxy statement and our annual report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to PepperLime Health Acquisition Corporation, 548 Market Street, Suite 97425, San Francisco, California 94104.
Delivery Of Documents To Shareholders
For shareholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 548 Market Street, Suite 97425, San Francisco, California 94104 or (415) 263-9939, to inform us of their request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the initial business combination or the proposals to be presented at the general meeting, you should contact the company at the following address and telephone number:
PepperLime Health Acquisition Corporation
548 Market Street, Suite 97425
San Francisco, California 94104
(415) 263-9939

If you are a shareholder of the company and would like to request documents, please do so by [   •   ], 2023 (one week prior to the general meeting), in order to receive them before the general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *
The board does not know of any other matters to be presented at the general meeting. If any additional matters are properly presented at the general meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the general meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
[   •   ], 2023

Annex A
PROPOSED AMENDMENTS TO THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF PEPPERLIME HEALTH ACQUISITION CORPORATION
SPECIAL RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY
RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”) be amended by the deletion of the existing Article 50.7 in its entirety and the insertion of the following language in its place:
“50.7 In the event that the Company does not consummate a Business Combination on or before April 19, 2024 or such later time as the Members may approve in accordance with the Articles, the Company shall:
(a)
cease all operations except for the purpose of winding up;

(b)
as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)
as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”
(the “Extension Amendment”), PROVIDED that this Extension Amendment shall not be approved or effective if as a consequence of redemptions tendered to the Company pursuant to Article 50.8 of the Articles, the Company’s net tangible assets would be less than US$5,000,001.”
RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company (the “Articles”) be amended by the deletion of the existing Article 50.10 in its entirety and the insertion of the following language in its place:
“50.10 Except in circumstances where Class A Shares are issued in connection with a conversion pursuant to Article 17.2(a) hereof where the holders of such shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)
receive funds from the Trust Account; or

(b)
vote as a class with Public Shares on a Business Combination.”

(the “Conversion Proposal”), PROVIDED that the Conversion Proposal shall not be effective if as a consequence of redemptions tendered to the Company pursuant to Article 50.8 of the Articles, the Company’s net tangible assets would be less than $5,000,001.
A-1

PRELIMINARY PROXY CARD
PEPPERLIME HEALTH ACQUISITION CORPORATION
PROXY FOR THE EXTRAORDINARY MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on [   •   ], 2023:
The undersigned hereby appoints each of Ramzi Haidamus and Eran Pilovsky, or the Chairperson of the general meeting as proxy of the undersigned to attend the Extraordinary General Meeting of Shareholders (the “general meeting”) of PepperLime Health Acquisition Corporation (the “company”), to be held via live webcast and teleconference as described in the Proxy Statement on [   •   ], 2023 at 10:00 a.m., Pacific time, at the offices of Loeb & Loeb LLP, located at Two Embarcadero Center, Suite 2510, San Francisco, CA 94111, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Extraordinary General Meeting, dated [   •   ], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:
Proposal No. 1 — The Extension Proposal — as a special resolution, to approve the extension of the date by which the company must consummate an initial business combination (“business combination”) from October 19, 2023 (the “termination date”) to April 19, 2024, comprised of an initial three-month extension and three subsequent one-month extensions (each an “extension”), for a total of six months after the termination date (assuming the company’s business combination has not occurred), by amending the company’s Amended and Restated Memorandum and Articles of Association, in the form set forth in Annex A to the accompanying proxy statement.
For ☐	Against ☐	Abstain ☐
Proposal No. 2 — The Conversion Proposal — as a special resolution, to amend the company’s charter in the form set forth in Annex A of the accompanying proxy statement, to provide holders of the company’s Class B ordinary shares the right to convert their Class B ordinary shares into Class A ordinary shares on a one-for-one basis prior to the closing of a business combination.
For ☐	Against ☐	Abstain ☐
Proposal No. 3 — The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposals (the “adjournment proposal”), which will be presented at the general meeting if, based on the tabulated votes, there are not sufficient votes at the time of the general meeting to approve the foregoing proposals, in which case the adjournment proposal will be the only proposal presented at the general meeting.
For ☐	Against ☐	Abstain ☐
NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.
Dated:	Signature of Stockholder
PLEASE PRINT NAME